U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: October 9, 2002



                              HADRO RESOURCES, INC.
        (Exact Name of Small Business Issuer as Specified in its Charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter)



        00-25579                                          87-0571853
(Commission file number)                    (I.R.S. Employer Identification No.)



                          435 Martin Street, Suite 2000
                            Blaine, Washington 98270
                    (Address of Principal Executive Offices)

                                 (360) 332-1644
                           (Issuer's telephone number)

Items 2 through 6 and 8 not applicable.

Item 1. Changes in Control of Registrant

     On September 23, 2002, the board of directors of Hadro Resources, Inc., a Nevada corporation (the "Company") authorized the execution of settlement agreements between the Company and certain creditors of the Company, and the subsequent issuance of 6,077,720 shares of its restricted common stock and issuance of certain convertible promissory notes as follows.

     (a) The Company has incurred a debt inclusive of accrued interest in the aggregate amount of $523,103 to Investor Communications International, Inc. ("ICI") for prior services rendered by ICI on behalf of the Company including, but not limited to, financial, administrative, investor relations and oil and gas management. Therefore, the Company and ICI entered into a settlement agreement dated September 23, 2002 (the "ICI Settlement Agreement"). Pursuant to the terms of the ICI Settlement Agreement, (i) the Company agreed to settle the $523,103 debt due and owing ICI by the issuance of 4,787,517 shares of its restricted common stock at the rate of $0.109 per share (which is the average of the open and close price of the Company's common stock trading on the OTC Bulletin Board on September 23, 2002); and (ii) ICI agreed to accept the issuance of the 4,787,517 shares of restricted common stock as settlement and full satisfaction of the aggregate debt due and owing it as of the date of the ICI Settlement Agreement.

     (b) The Company has incurred a debt inclusive of accrued interest in the aggregate amount of $83,610 to Tri Star Financial Services, Inc. ("Tri Star") pursuant to prior advances made by Tri Star to the Company. Therefore, the Company and Tri Star entered into a settlement agreement dated September 23, 2002 (the "Tri Star Settlement Agreement"). Pursuant to the terms of the Tri Star Settlement Agreement, (i) the Company agreed to settle the $83,610 debt due and owing Tri Star by the issuance of 765,211 shares of its restricted common stock at the rate of $0.109 per share (which is the average of the open and close price of the Company's common stock trading on the OTC Bulletin Board on September 23, 2002); and (ii) Tri Star agreed to accept the issuance of the 765,211 shares of restricted common stock as settlement and full satisfaction of the aggregate debt due and owing it as of the date of the Tri Star Settlement Agreement.

     (c) The Company has incurred a debt inclusive of accrued interest in the aggregate amount of $57,363 to Brent Pierce, an individual ("Pierce") pursuant to prior advances made by Pierce to the Company. Therefore, the Company and Pierce entered into a settlement agreement dated September 23, 2002 (the "Pierce Settlement Agreement"). Pursuant to the terms of the Pierce Settlement Agreement, (i) the Company agreed to settle the $57,363 debt due and owing Pierce by the issuance of 524,992 shares of its restricted common stock at the rate of $0.109 per share (which is the average of the open and close price of the Company's common stock trading on the OTC Bulletin Board on September 23,
2002); and (ii) Pierce agreed to accept the issuance of the 524,992 shares of restricted common stock as settlement and full satisfaction of the aggregate debt due and owing him as of the date of the Pierce Settlement Agreement.

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     (d) The Company has incurred a debt in the principal amount of $10,000.00 to Spartan Asset Group, Inc. ("Spartan") pursuant to prior advances made by Spartan to the Company. Therefore, the Company issued a convertible promissory note to Spartan in the aggregate principal amount of $10,000.00 dated September 23, 2002 (the "Spartan Convertible Note"). Pursuant to the terms of the Spartan Convertible Note, (i) the Company shall pay to Spartan the principal amount of $10,000.00 upon demand; (ii) bear interest at the rate of 9% per annum from the date of issuance until paid in full; (iii) Spartan shall have the right, exercisable in whole or in part, to convert the outstanding principal and accrued interest into a number of fully paid restricted shares of common stock of the Company at the conversion rate of $0.15 per share (the "Conversion Price"); and (iv) the Conversion Price shall not be diluted in the event of a reclassification involving a reverse stock split and subdivision of the Company's issued and outstanding shares of common stock.

     (e) The Company has incurred a debt in the principal amount of $11,525.00 to Newport Capital Corp. ("Newport") pursuant to prior advances made by Newport to the Company. Therefore, the Company issued a convertible promissory note to Newport in the aggregate principal amount of $11,525.00 dated September 23, 2002 (the "Newport Convertible Note"). Pursuant to the terms of the Newport Convertible Note, (i) the Company shall pay to Newport the principal amount of $11,525.00 upon demand; (ii) bear interest at the rate of 9% per annum from the date of issuance until paid in full; (iii) Newport shall have the right, exercisable in whole or in part, to convert the outstanding principal and accrued interest into a number of fully paid restricted shares of common stock of the Company at the conversion rate of $0.15 per share (the "Conversion Price"); and (iv) the Conversion Price shall not be diluted in the event of a reclassification involving a reverse stock split and subdivision of the Company's issued and outstanding shares of common stock.

     As a result of the issuance of the 6,077,720 shares of common stock pursuant to the ICI Settlement Agreement, the Tri Star Settlement Agreement and the Pierce Settlement Agreement, there was a change in control of the Company. The following table sets forth the name and address, as of the date of this Report, and the approximate number of shares of common stock owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the Company's common stock, and the name and shareholdings of each officers and director, and all officers and directors as a group. As of the date of this Report, there are 22,431,693 shares of the Company's common stock issued and outstanding.

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--------------------------------------------------------------------------------
Title of Class     Name and Address of            Amount and Nature   Percent of
                     Beneficial Owner                  of Class         Class
--------------------------------------------------------------------------------

                                                              (1)
Common Stock       Tri Star Financial Corp.           6,015,211         26.82%
                   435 Martin Street
                   Suite 2000
                   Blaine, Washington 98320

                                                              (1)
Common Stock       Investor Communications           5,787,517          25.80%
                    International, Inc.
                   435 Martin Street, Suite 2000
                   Blaine, Washington 98270

                                                              (1)
Common Stock       Alexander W. Cox                  2,177,300           9.71%
                   428 - 755 Burrard Street
                   Vancouver, British Columbia
                   Canada V6Z 1X6

                                                              (1)
Common Stock       U.S. Oil & Gas                    2,000,000           8.92%
                     Resources, Inc.
                   1055 Dunsmuir Street
                   Vancouver, British Columbia
                   Canada V7X 1G4

Common Stock       All officers and directors          250,000           0.01%
                   as a group (2 persons)
--------------------------------------------------------------------------------
   (1)
     These are restricted shares of Common Stock.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

          Not Applicable.

     (b) Pro Forma Financial Information.

          Not Applicable.

     (c) Exhibits.

          10.7 Settlement Agreement between Hadro Resources, Inc. and Investor Communications International, Inc. dated September 23, 2002.

          10.8 Settlement Agreement between Hadro Resources, Inc. and Tri Star Financial Corp. dated September 23, 2002.

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                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         HADRO RESOURCES, INC.


Date:  October 9, 2002                   By: /s/ Grant Atkins
                                         --------------------
                                         Grant Atkins, President/Chief Executive
                                         Officer